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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 2006

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-27887                33-0846191
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

    1921 E. Alton Avenue, Santa Ana, California                  92705
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     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

         On December 5, 2006, Collectors Universe, Inc. issued a press release announcing that its Board of Directors has approved an increase in its cash dividend to an expected total annual cash dividend of $0.48 per common share, payable in the amount of $0.12 per share per quarter. At the same time, the Board also declared a $0.12 per share cash dividend for the quarter ending March 31, 2007. That dividend will be paid on January 17, 2007 to all stockholders of record as of January 3, 2007.

         As stated in the press release, the declaration of cash dividends in the future, pursuant to the Company's dividend policy, is subject to final determination each quarter by the Board of Directors based on a number of factors, including the Company's financial performance and its available cash resources, its cash requirements and alternative uses of cash that the Board may conclude would represent an opportunity to generate a greater return on investment for the Company. For these reasons, as well as others, there can be no assurance that dividends in the future will be equal or similar in amount to the amounts described in the press release or that the Board of Directors will not decide to suspend or discontinue the payment of cash dividends in the future.

         In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

              Exhibit No.   Description
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                 99.1       Press release issued December 5, 2006, announcing
                            the approval by the Board of Directors of an increase in the Collectors Universe cash dividend to $0.48 per common share per year, payable in the amount of $0.12 per share per quarter, and the declaration of a $0.12 per share dividend for the quarter ending March 31, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  COLLECTORS UNIVERSE, INC.


Dated: December 5, 2006                           By: /s/ JOSEPH J. WALLACE
                                                      --------------------------
                                                      Joseph J. Wallace,
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   ------------------------------------------------------------------
   99.1       Press release issued December 5, 2006, announcing the approval by the Board of Directors of an increase in the Collectors Universe cash dividend to $0.48 per common share per year, payable in the amount of $0.12 per share per quarter, and the declaration of a $0.12 per share dividend for the quarter ending March 31, 2007.

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